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                                                                     Rule 497(d)
                                                             File No. 333-103627


   Supplement dated December 15, 2004 to the Prospectus dated September 22, 2004


                  Claymore Securities Defined Portfolios, Series 145
          Investment Grade Corporate Defined Portfolio (Intermediate), Series 6


The following note replaces Note 4 to the Notes to Schedule of Investments:


4. Certain bonds in the trust have a make whole call option and are redeemable in whole at any time or in part from time to time, at the option of the issuer, at a redemption price equal to the greater of (i) 100% of their principal amount and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a set premium to the then current applicable Treasury Rate, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to the date of redemption. The bonds bearing this option within the trust and their respective premiums are as follows:
Boeing Capital Corporation, 0.20%; Dow Chemical, 0.25%; Sears Roebuck Acceptance, 0.25%; ConocoPhillips, 0.15%; and Electronic Data Systems, 0.15%.